                                                                 Ex-99. POA


                           J.P. MORGAN SERIES TRUST II

David Wezdenko, whose signature appears below, hereby constitutes and appoints Sharon J. Weinberg, Paul DeRusso, Stephen M. Ungerman, Martin R. Dean, Alaina V. Metz, Lisa Hurley, Judy R. Bartlett, Joseph J. Bertini, Christine Rotundo, Mary Jo Pace, and Lai Ming Fung, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies named above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                         /s/ David Wezdenko
                                         ---------------------
                                         David Wezdenko

Date: May 16, 2001

                                                                  Ex-99. POA


                           J.P. MORGAN SERIES TRUST II

John N. Bell, whose signature appears below, hereby constitutes and appoints Sharon J. Weinberg, Paul M. DeRusso Stephen M. Ungerman, Martin R. Dean, Alaina V. Metz, Lisa Hurley, Joseph J. Bertini, Christine Rotundo, Mary Jo Pace, Lai Ming Fung, and David Wezdenko, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies named above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                         /s/ John N. Bell
                                         ---------------------
                                         John N. Bell

Date: May 16, 2001

                                                                  Ex-99. POA


                           J.P. MORGAN SERIES TRUST II

John R. Rettberg, whose signature appears below, hereby constitutes and appoints Sharon J. Weinberg, Stephen M. Ungerman, Paul DeRusso, Martin R. Dean, Alaina V. Metz, Lisa Hurley, Joseph J. Bertini, Christine Rotundo, Mary Jo Pace, Lai Ming Fung, and David Wezdenko, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies named above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                         /s/ John R. Rettberg
                                         ---------------------
                                         John R. Rettberg

Date: May 16, 2001

                                                                  Ex-99. POA


                           J.P. MORGAN SERIES TRUST II

John F. Ruffle, whose signature appears below, hereby constitutes and appoints Sharon J. Weinberg, Martin R. Dean, Paul DeRusso, Stephen M. Ungerman, Alaina V. Metz, Lisa Hurley, Joseph J. Bertini, Christine Rotundo, Mary Jo Pace, Lai Ming Fung, and David Wezdenko, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies named above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                         /s/ John F. Ruffle
                                         ---------------------
                                         John F. Ruffle

Date: May 16, 2001

                                                                  Ex-99. POA


                           J.P. MORGAN SERIES TRUST II

Kenneth Whipple, whose signature appears below, hereby constitutes and appoints Sharon J. Weinberg, Stephen M. Ungerman, Paul DeRusso, Martin R. Dean, Alaina V. Metz, Lisa Hurley, Joseph J. Bertini, Christine Rotundo, Mary Jo Pace, Lai Ming Fung, and David Wezdenko, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies named above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                         /s/ Kenneth Whipple
                                         ---------------------
                                         Kenneth Whipple

Date: May 16, 2001